SCHEDULE 14A
(RULE 14A-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material under Rule 14a-12

CLEVELAND-CLIFFS INC
(Name Of Registrant As Specified In Its Charter)

Not Applicable
(Name Of Person(s) Filing Proxy Statement, If Other Than The Registrant)

Payment of filing fee (check the appropriate box):

☑  No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-II(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.	Amount previously paid:

2.	Form, schedule or Registration Statement No.:

3.	Filing party:

4.	Date Filed:

Joseph A. Carrabba Chairman, President and Chief Executive Officer
September 22, 2008

Dear Fellow Shareholder:
ALL THREE LEADING PROXY ADVISORY FIRMS RECOMMENDS SHAREHOLDERS
VOTE AGAINST THE CONTROL SHARE ACQUISITION ON THE WHITE PROXY CARD
Cleveland-Cliffs October 3rd Special Meeting of Shareholders is just days away, and your vote is very important. We wanted to let you know of a significant new development. Leading proxy advisory firms RiskMetrics Group (formerly Institutional Shareholder Services), Glass Lewis & Co. and PROXY Governance, Inc. all recommend that Cleveland-Cliffs shareholders vote AGAINST the Control Share Acquisition proposal on the Company’s WHITE proxy card. The enclosed press release provides more information about the recommendations from these well- respected proxy firms who provide voting advice to hundreds of major institutional investment firms, mutual funds and other fiduciaries throughout the country.
RESERVE YOUR RIGHT TO HAVE MEANINGFUL INPUT
ON THE STRATEGIC DIRECTION OF YOUR COMPANY
There is still time for you to protect the value of your investment by voting AGAINST the Control Share Acquisition proposal. To ensure that your vote is represented at the meeting, we urge you to vote TODAY. If you have voted a green proxy card sent to you by dissident stockholder Harbinger Capital Partners, you can still vote the WHITE proxy card and support your Board and Company. Only your latest-dated proxy card counts.
Thank you again for your continued support of Cleveland-Cliffs.
On behalf of the Board of Directors,

Joseph A. Carrabba
Chairman, President and Chief Executive Officer

TIME IS SHORT AND YOUR VOTE IS IMPORTANT
If you have questions about how to vote your shares or how to complete the required certification, please contact the firm assisting us in the solicitation of proxies:
INNISFREE M&A INCORPORATED
Shareholders Call Toll-Free: (877) 456-3507
Banks and Brokers Call Collect: (212) 750-5833

NEWS RELEASE
Leading Proxy Advisory Firms Riskmetrics and PROXY Governance
Recommend That Cleveland-Cliffs Shareholders Vote AGAINST
Control Share Acquisition Proposal on the White Proxy Card
CLEVELAND — Sept. 19, 2008 — Cleveland-Cliffs Inc (NYSE: CLF), which will be renamed Cliffs Natural Resources in the coming months, today announced that RiskMetrics Group (formerly Institutional Shareholder Services or “ISS”) and PROXY Governance, Inc., two leading independent proxy advisory firms, recommend that Cleveland-Cliffs shareholders vote AGAINST Harbinger Capital Partners’ proposed control share acquisition at the Company’s special meeting of shareholders on Oct. 3, 2008.
In recommending that Cleveland-Cliffs shareholders vote AGAINST the control share acquisition, PROXY Governance states:
“Because the proposed control share acquisition could give Harbinger effective veto power over certain corporate strategies and strategic transactions, but offers shareholders neither a control premium nor a discernable economic or strategic advantage they would not otherwise realize, we recommend shareholders reject the proposal.”*
“We are pleased that RiskMetrics and PROXY Governance recognize that no single investor should be able to gain effective control over Cliffs’ future strategic decisions without paying a customary control premium,” said Joseph A. Carrabba, Cliffs’ chairman, president and chief executive officer. “The Cliffs Board of Directors reiterates its unanimous recommendation that shareholders vote against the proposed control share acquisition on the WHITE proxy card.”
RiskMetrics and PROXY Governance are leading independent proxy voting and corporate governance advisory firms. The recommendations of RiskMetrics and PROXY Governance are relied upon by hundreds of major institutional investment firms, mutual funds and other fiduciaries throughout the country.

*Permission to use quotations from the PROXY Governance report was neither sought nor obtained.

Please Vote the WHITE Proxy Card TODAY!
If you have questions about how to vote your shares or complete the required certification, or need additional assistance, please contact the firm assisting us in the solicitation of proxies:
INNISFREE M&A INCORPORATED
Shareholders Call Toll-Free: (877) 456-3507
Banks and Brokers Call Collect: (212) 750-5833
IMPORTANT
We urge you NOT to sign any Green proxy card sent to you by Harbinger. If you have already done so, you have every legal right to change your vote by using the enclosed WHITE proxy card to vote TODAY.

ABOUT CLEVELAND-CLIFFS INC
Cleveland-Cliffs Inc, headquartered in Cleveland, Ohio, is an international mining company, the largest producer of iron ore pellets in North America and a major supplier of metallurgical coal to the global steelmaking industry. The Company operates six iron ore mines in Michigan, Minnesota and Eastern Canada, and three coking coal mines in West Virginia and Alabama. Cliffs also owns 85% of Portman Limited, a large iron ore mining company in Australia, serving the Asian iron ore markets with direct-shipping fines and lump ore. In addition, the Company has a 30% interest in the Amapá Project, a Brazilian iron ore project, and a 45% economic interest in the Sonoma Project, an Australian coking and thermal coal project.
To be added to Cleveland-Cliffs’ e-mail distribution list, please click on the link below:
http://www.cpg-llc.com/clearsite/clf/emailoptin.html
News releases and other information on the Company are available on the Internet at:
http://www.cleveland-cliffs.com or
www.cleveland-cliffs.com/Investors/Pages/default.aspx?b=1041&1=1

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
A number of the matters discussed in this document are not historical or current facts and deal with potential future circumstances and developments. The discussion of such matters is qualified by the inherent risks and uncertainties surrounding future expectations generally and also may materially differ from actual future experience involving any one or more of such matters. Such risks and uncertainties include: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the new company in connection with consummation of the merger; the failure to obtain approval of the merger by the stockholders of Cleveland-Cliffs and Alpha and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Cleveland-Cliffs’ and Alpha’s respective reports filed with the SEC, including the joint proxy statement/prospectus filed with the SEC on August 12, 2008, and each company’s annual report on Form 10-K for the year ended December 31, 2007. This document speaks only as of its date, and Cleveland-Cliffs disclaims any duty to update the information herein.
Additional Information and Where to Find It
In connection with the proposed transaction with Alpha, a preliminary registration statement on Form S-4 has been filed with the SEC. CLEVELAND-CLIFFS AND ALPHA SHAREHOLDERS ARE ENCOURAGED TO READ THE PRELIMINARY REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS THAT IS PART OF THE DEFINITIVE REGISTRATION STATEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final joint proxy statement/prospectus will be mailed to shareholders of Cleveland-Cliffs and stockholders of Alpha. In connection with the proposed control share acquisition, Cleveland-Cliffs has filed a definitive proxy statement with the SEC. SHAREHOLDERS OF CLEVELAND-CLIFFS ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED CONTROL SHARE ACQUISITION.
Investors and security holders will be able to obtain the documents free of charge at the SEC’s website, www.sec.gov, from Cleveland-Cliffs Inc, Investor Relations, 1100 Superior Avenue, Cleveland, Ohio 44114-2544, or call (216) 694-5700, or from Alpha Natural Resources, Inc., One Alpha Place, P.O. Box 2345, Abingdon, Virginia 24212, attention: Investor Relations, or call (276) 619-4410.
Participants in Solicitation
Cleveland-Cliffs and Alpha and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Cleveland-Cliffs’ participants is set forth in the proxy statement dated March 26, 2008, for Cleveland-Cliffs’ 2008 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Alpha’s participants is set forth in the proxy statement, dated April 2, 2008, for Alpha’s 2008 annual meeting of stockholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Cleveland-Cliffs and Alpha in the solicitation of proxies in respect of the proposed merger and the control share acquisition are included in the preliminary registration statement and joint proxy statement/prospectus, the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.
SOURCE: Cleveland-Cliffs Inc
CONTACT:
Steve Baisden
Director, Investor Relations and Corporate Communications
(216) 694-5280
srbaisden@cleveland-cliffs.com
# # #